INTERNATIONAL GAME TECHNOLOGY
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On March 5, 2001



         The Annual Meeting of the Stockholders of International Game Technology will be held at the Mandalay Bay Resort & Casino, Mandalay Theatre, at 3950 South Las Vegas Boulevard, Las Vegas, Nevada, on Monday, March 5, 2001, at 1:30 P.M., local time, for the purpose of considering and voting on:

   1. Election of eight directors for the ensuing year;
   2. Approval of an amendment to the International Game Technology 1993 Stock Option Plan; and
   3. Such other business as may properly come before the meeting and any and all adjournments thereof.

         The Board of Directors has fixed January 5, 2001 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on such date will be entitled to notice of and to vote at said meeting or adjournment.


                       By Order of the Board of Directors




                       Sara Beth Brown
                       Secretary



Reno, Nevada
January 12, 2001


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE. YOU MAY VOTE OVER THE INTERNET, AS WELL AS BY TELEPHONE OR BY MAILING A TRADITIONAL PROXY CARD. VOTING OVER THE INTERNET, BY PHONE OR BY WRITTEN PROXY WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING IF YOU DO NOT ATTEND IN PERSON. PLEASE REVIEW THE INSTRUCTIONS ON THE PROXY CARD REGARDING EACH OF THESE VOTING OPTIONS.

                                TABLE OF CONTENTS




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS................................. 1
INFORMATION CONCERNING SOLICITATION AND VOTING........................... 3

PROPOSAL 1 - ELECTION OF DIRECTORS....................................... 4

  NOMINEES FOR ELECTION OF DIRECTORS..................................... 4
  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS......................... 6
  BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD......................... 7
  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION............ 7
  COMPENSATION OF DIRECTORS.............................................. 8

PROPOSAL 2 - AMENDMENT TO THE 1993 STOCK OPTION PLAN..................... 8

OTHER INFORMATION........................................................ 13
  EXECUTIVE OFFICERS AND KEY EMPLOYEES................................... 13
  EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS.... 16
  EXECUTIVE COMPENSATION................................................. 17
  EMPLOYMENT CONTRACTS................................................... 18
  COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934... 19
  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS....................... 19

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION............ 20

AUDIT COMMITTEE REPORT................................................... 21

PERFORMANCE GRAPH........................................................ 22

GENERAL    .............................................................. 23

EXHIBIT A - AUDIT COMMITTEE CHARTER...................................... A-1

EXHIBIT B - 1993 STOCK OPTION PLAN....................................... B-1

                          INTERNATIONAL GAME TECHNOLOGY
                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Game Technology (together with its subsidiaries, as the context may require, hereinafter called the "Company") to be voted at the Annual Meeting of Stockholders to be held on Monday, March 5, 2001, and at any and all adjournments thereof.

         Solicitation of proxies by mail and distribution of proxy statements are expected to commence on or about January 26, 2001, and the cost thereof will be borne by the Company. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit, without extra compensation, proxies by telephone and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for postage and clerical expense in doing so.

         The executive offices of the Company are located at 9295 Prototype Drive, Reno, Nevada 89511.

Voting Securities

         The securities of the Company entitled to be voted at the meeting consist of shares of its Common Stock, $0.000625 par value ("Common Stock"), of which 73,301,780 shares were issued and outstanding at the close of business on January 5, 2001. Only stockholders of record at the close of business on January 5, 2001, the record date, will be entitled to vote at the meeting.

         The shares of Common Stock are entitled to one vote per share but do not have cumulative voting rights; therefore, a majority of the outstanding shares entitled to vote has the power to elect all directors. Directors of the Company who have been nominated for re-election and the executive officers of the Company collectively have the power to vote 3,249,027 shares as of the record date (4% of the outstanding shares) and have indicated that they currently intend to vote such shares in favor of each of the director nominees named herein and for the proposed amendment of the 1993 Stock Option Plan.

Quorum, Abstentions and Broker Non-Votes

         Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions or represent "broker non-votes" as shares that are present and entitled to vote, for purposes of determining the presence of a quorum. Abstentions and broker non-votes, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

         Shares referred to as "broker non-votes" are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter. If a broker or nominee has indicated on the proxy that it does not have discretionary authority to vote certain shares, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares may be considered entitled to vote for quorum purposes and entitled to vote on other matters).

         Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals described herein. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card such person's lack of authority to vote, the shares will be treated as present and will be voted in accordance with the instructions on the proxy card (i.e., as a vote FOR the proposals discussed herein).

Revocability

         Proxies may be revoked at any time prior to the exercise thereof by giving written notice to the Company or by a later dated proxy executed by the person executing the prior proxy and filed with the Company or otherwise presented at the meeting. Stockholders attending the Annual Meeting may vote their shares in person whether or not a proxy has been previously executed and returned. If a proxy is granted and not revoked, it will be voted in accordance with instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the proposals described herein.

Stockholder Proposals for the 2002 Annual Meeting

         Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Company by September 29, 2001 to be considered for inclusion in the Company's proxy statement relating to that meeting. Stockholders desiring to present a proposal at the next Annual Meeting but who do not desire to have the proposal included in the proxy materials distributed by the Company must deliver written notice of such proposal to the Company prior to December 13, 2001 or the persons appointed as proxies in connection with the next Annual Meeting will have discretionary authority to vote on any such proposal.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Eight directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until a successor is elected. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the eight persons named below as nominees. All of the nominees are at present directors of the Company. If any nominee declines or is unable to serve as a director, which is not anticipated, the persons named as proxies reserve full discretion to vote for any other person who may be nominated. The favorable vote of a plurality of votes cast for each nominee is required for election to the Board of Directors.

Nominees for Election of Directors

         The following sets forth for each nominee for election as a director his name, all positions with the Company held by him and his principal occupation:

Charles N. Mathewson, 72, was appointed to the Company's Board of Directors in 1985 and was named Chairman in February 1986. In December 1986, Mr. Mathewson was appointed President and Chief Executive Officer and resigned as Chairman of the Board. Mr. Mathewson resumed the position as Chairman of the Board and resigned as President in February 1988, and resigned as Chief Executive Officer in June 1993. In February 1996, he resumed the position of Chief Executive Officer. In December 2000, he resigned as Chief Executive Officer and currently holds the position of Chairman. He received his Bachelor of Finance degree from the University of Southern California in 1953 and graduated from the University of California Management Program in 1960. He served as Senior Executive Vice President and a Director of Jefferies and Co. from 1968 to 1971, Chairman of the Board of Arden Mayfair, Inc. from 1971 to 1974, and Chairman of the Board of Wagenseller & Durst from 1978 to 1979. From 1980 until February 1986, Mr. Mathewson was a general partner of Management Advisors Associates, a partnership engaged in investment and business consulting. Mr. Mathewson is a member of the Board of Directors of Baron Asset Fund, and a member of the Board of Directors of FelCor Lodging Trust. He is also Chairman of the American Gaming Association.

Albert J.  Crosson,  70, was  elected to  the   Company's  Board of Directors in
         May 1988. In July 1996, he became Vice Chairman of the Board and an employee of the Company. On December 31, 2000, Mr. Crosson resigned as an employee of the Company but continues in his capacity as Vice Chairman of the Board. Mr.Crosson was employed for 34 years by ConAgra, Inc. and its predecessor companies. He was President of ConAgra Grocery Products Companies from 1993 until July 1996, when he retired.From 1986 until January 1993, he was President of Hunt-Wesson Foods, Inc., a ConAgra company. Prior to 1986, he was Executive Vice President for Hunt-Wesson, Inc. and President of Arden Mayfair.

G. Thomas Baker, 58, was appointed to the Board in October, 2000. Mr. Baker first joined the Company in September 1988 as its Vice President of Finance and Administration and Chief Financial Officer. In October 1991, Mr. Baker was named Vice President of Finance, Chief Financial Officer and Treasurer of the Company. He was named Executive Vice President, Corporate Finance, Chief Financial Officer and Treasurer in September 1993 and held these positions until August 1995. Mr. Baker was Senior Vice President and Chief Financial Officer of Boomtown Hotels & Casinos from August 1995 to February 1996. Mr. Baker rejoined the Company in March 1996 as its President, Chief Operating Officer and Chief Financial Officer. In May 1998, he resigned as Chief Financial Officer of the Company. In August 2000, Mr. Baker was appointed acting Chief Financial Officer and Treasurer, in addition to his position as President and Chief Operating Officer. In December 2000, he was appointed Chief Executive Officer of the Company. Mr. Baker has a Bachelor of Science degree in Business Administration and Liberal Arts from Upper Iowa University.

Robert A. Bittman, 46,  was appointed to the Company's Board of Directors in May
         2000. Mr. Bittman first joined the Company in 1985 as Marketing Research Analyst and was subsequently named Director of Marketing. He was promoted to Vice President of Marketing in 1988 and held this position until December 1995. Mr. Bittman rejoined the Company in March 1996 as Executive Vice President, Product Development. From 1980 to 1985, Mr. Bittman worked for Caesar's Tahoe in all phases of slot management, including two years as Director of Slot Operations. Mr. Bittman majored in Systems Analysis at New York University, and Psychology at Queens College and the University of Nevada, Reno.

Wilbur K. Keating, 69, was elected a Director in May 1987. He received his degree in Business Management from the University of Colorado in 1956. He is currently the Administrative Officer for the National Association of State Retirement Administrators and was previously the Assistant Executive Officer of the Nevada Public Employees Retirement System from 1974 through 1980, and the Chief Executive Officer from 1981 through 1994.

Robert Miller, 55, was appointed to the Board in January 2000. Governor Miller has been a senior partner at the law firm of Jones Vargas since January 1999. From January 1989 until January 1999, he served as Governor of the State of Nevada and as Lieutenant Governor of the State of Nevada from 1987 to 1989. Governor Miller was the Clark County District Attorney from 1979 to 1986 and was Las Vegas Township Justice of the Peace from 1975 to 1979. He was first legal advisor for the Las Vegas Metropolitan Police Department from 1973 to 1975 and was a Clark County Deputy District Attorney from 1971 to 1973. Prior to 1973, Governor Miller was a uniformed commissioned officer for the Clark County Sheriff's Department and the Los Angeles County Sheriff's Department. During Governor Miller's political and professional careers, he has served on many local and national boards and chaired or co-chaired numerous committees within the National Governor's
         Association including the Chairmanship of the Association during 1996-1997. He was appointed by President Reagan to the nine-member President's Task Force on Victims of Crime in 1982 and was appointed to the Advisory Commission on Intergovernmental Relations by President Bill Clinton in 1993. Current board memberships include Newmont Mining Corporation, Paging Network, Inc. (PageNet), America West Holdings, American Cancer Society Foundation-National, U.S. Secretary of Energy Advisory Board, Zenith National Insurance Corp., National Center for Missing and Exploited Children, Advisory Board of Americans for Technology Leadership. Governor Miller received his law degree in 1971 from Loyola Law School, Los Angeles.

Frederick B.  Rentschler,  61, was  appointed  to the Board of  Directors in May
         1992. Prior to his retirement in 1991, Mr. Rentschler served as President and Chief Executive Officer of Northwest Airlines from 1990 to 1991. Mr. Rentschler served as President and Chief Executive Officer of Beatrice Company from 1988 to 1990, as President and Chief Executive Officer of Beatrice U.S. Foods from 1985 to 1988, as President and Chief Executive Officer of Hunt-Wesson, Inc. from 1980 to 1984 and President of Armour-Dial from 1977 to 1980. Mr. Rentschler is the Chairman of the Board of Trustees of the Salk Institute, La Jolla, California. Additionally, Mr. Rentschler serves on the Boards of Bionutrics, and the Scottsdale Health Care Systems.

Rockwell A. Schnabel, 63, was elected a Director in September 1994. Mr. Schnabel is founder and General Partner of Trident Capital, Inc., a private equity investment firm. He also served as President of the Board of Commissioners for the Los Angeles Fire and Police Pension Board, which oversees investments of more than $10 billion in pension funds. He is the former Deputy Secretary of the U.S. Department of Commerce and also served as the Department's Acting Secretary. Mr. Schnabel previously served as the U.S. Ambassador to Finland and as President of Bateman Eichler Hill Richards (First Union Securities). He is presently serving on the Board of Directors of CSG Systems, Inc.

Certain Relationships and Related Transactions

         Mr. Warren L. Nelson, who retired from the Company's Board of Directors on March 6, 2000, has an equity interest in a Nevada gaming business from which the Company recognized revenues of $2.3 million for the fiscal year ended September 30 2000. The Company had contracts and accounts receivable balances from this customer of $812,716 at September 30, 2000. During the fiscal year ended September 30, 2000, the largest aggregate amount of the Company's receivable balances from such customer was $1.3 million. Mr. Nelson is also a Director of the parent company of additional gaming businesses. The Company recognized revenues from these businesses of $21.7 million for the fiscal year ended September 30, 2000. The Company had contracts and accounts receivable balances from these businesses of $3.1 million as of September 30, 2000. During the fiscal year ended September 30, 2000, the largest aggregate amount of the Company's receivable balances from these customers was $3.1 million.

Board of Directors and Committees of the Board

         The Board of Directors held five regular meetings and two special meetings during fiscal 2000. During fiscal 2000, each Director, with the exception of Mr. Schnabel, attended at least 75% of the aggregate number of meetings of the Board and respective Committees on which he served while a member thereof. Mr. Schnabel attended 50% of the meetings. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

         The Executive Committee, comprised of Messrs. Crosson and Mathewson, did not hold any meetings during fiscal 2000. Except for certain powers which under Nevada law may only be exercised by the full Board of Directors, the Executive Committee has and exercises the powers of the Board in monitoring the management of the business of the Company between meetings of the Board of Directors.

         In May 2000, the Board of Directors adopted an Audit Committee Charter in accordance with New York Stock Exchange requirements. In accordance with its written charter, included as Exhibit A to this Proxy Statement, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, and the independence and performance of the Company's independent auditors.

         The Audit Committee Charter requires that the Audit Committee consist of three Board members who satisfy the "independence" requirements of the New York Stock Exchange. In addition, each member must be able to review and evaluate financial statements, and at least one member must have accounting or financial management experience.

         The Audit Committee consists of Messrs. Keating, Rentschler and Schnabel, who satisfy the "independence" requirements of the New York Sock Exchange and the other requirements as specified in the Audit Committee Charter. The Audit Committee held five meetings during fiscal 2000.

Compensation Committee Interlocks and Insider Participation

         During fiscal 2000, Messrs. Rentschler and Keating and, until his retirement from the Board of Directors on March 6, 2000, Mr. Nelson, served as members of the Compensation Committee. Governor Miller was appointed to the Compensation Committee in March 2000 to replace Mr. Nelson. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The functions performed by the Compensation Committee include oversight of executive compensation, review of the Company's overall compensation programs, and administration of certain incentive compensation programs. The Compensation Committee held five meetings in fiscal 2000. See "Certain Relationships and Related Transactions" for a discussion of certain relationships between the Company and certain businesses affiliated with Mr. Nelson.

Compensation of Directors

         Through December 2000, each non-employee director received a $12,500 annual fee and a fee of $750 for each committee meeting attended. Directors who are employees of the Company are not paid fees or additional remuneration for service as members of the Board or its Committees.

         Effective January 2001, non-employee director compensation increased to $30,000 annually, and the fee for each committee meeting attended increased to $1,500.

         Each non-employee director receives non-qualified stock options to purchase 10,000 shares of Common Stock upon his or her initial election to the Board of Directors. Additionally, every year thereafter, each non-employee director receives non-qualified stock options to purchase 6,000 shares of Common Stock upon his re-election to the Board. Each non-employee director received non-qualified stock options to purchase 6,000 shares of Common Stock in fiscal 2000 at an exercise price of $18.1875 per share. Robert Miller received a non-qualified stock option to purchase 10,000 shares of Common Stock at an exercise price of $21.6875 when he was appointed to the Board of Directors in January 2000.



              PROPOSAL 2 - AMENDMENT TO THE 1993 STOCK OPTION PLAN

         The Board recommends that stockholders approve the amendment described below to the Company's 1993 Stock Option Plan, as amended (the "Plan"). The Plan was originally adopted by the Board on September 22, 1992, and was approved by the Company's stockholders on February 23, 1993. The Plan was amended and restated as of August 27, 1996. The Board last amended the Plan on December 8, 1998, which amendment was approved by stockholders on March 5, 1999. The proposed amendment described below was approved by the Board, subject to stockholder approval, on December 5, 2000.

Proposed Amendment to the Plan

         The Plan currently provides that when a person (other than an employee of the Company) is first elected to the Board, he or she will be granted a stock option under the Plan to acquire 10,000 shares of Common Stock. The Plan also currently provides that each non-employee member of the Board who is re-elected to office will be granted a stock option under the Plan to acquire 6,000 shares of Common Stock. This program of option grants under the Plan is referred to as the "non-employee director option grant program." The exercise price of, as well as the period during which a director may exercise an option granted under the non-employee director option grant program are established by the terms of the Plan. Members of the Board who are not employed by the Company are not eligible to receive awards under the Plan except those contemplated by the non-employee director option grant program.

         Currently, the Plan provides that the maximum number of shares of Common Stock that a non-employee member of the Board may acquire pursuant to stock options granted under the non-employee director option grant program is 50,000 shares. The proposed Plan amendment deletes the 50,000 share limitation, but does not change other elements of the non-employee director option grant program. That is, if stockholders approve the Plan proposal, non-employee members of the Board may receive option grants in accordance with the non-employee director option grant program that, in the aggregate, cover more than 50,000 shares. However, the 10,000 share and 6,000 share grant provisions described above will not be affected. Non-employee directors will continue to be ineligible for other awards under the Plan.

         The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan. The Plan, as amended through 1999, was filed as an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's website at http://www.sec.gov. Shareholders may also obtain a copy of the Plan by contacting the Company's Investor Relations office at the address or telephone number given under "General" at the end of this Proxy Statement. Capitalized terms used in the summary are used as defined in the Plan.

Operation of the Plan

         Awards. The Plan authorizes stock options, restricted stock awards, stock bonuses, stock appreciation rights, and performance-based awards (payable in cash or stock). The Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or other right to acquire stock will expire, or other award will vest, not more than 10 years after the date of grant. Under the Plan, the Committee has the authority to designate in each award the effect of a termination of service or employment.

         Administration. The Board has appointed the Compensation Committee as the "Committee" which administers the Plan.

         Eligibility. Persons eligible to receive awards under the Plan include officers (whether or not directors) or key executive, administrative, managerial, production, marketing or sales employees of the Company and its subsidiaries. In addition, non-employee members of the Board are eligible to receive stock option grants under the non-employee director option grant program described above. As of September 30, 2000, approximately 473 officers and employees of the Company and its subsidiaries (including all of the named executive officers) were considered eligible under the Plan, subject to the power of the Committee to determine Eligible Employees to whom awards will be granted, and four non-employee members of the Board were considered eligible for automatic option grants under the non-employee director option grant program.

         Transferability Restrictions. Plan awards generally are non-transferable and will not become subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit awards to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes.

         Share Limits. The maximum number of shares of the Common Stock that may be delivered pursuant to awards granted to Eligible Employees under the Plan can not exceed 8,000,000 shares. The maximum number of shares of Common Stock that may be issued under the non-employee director option grant program is 500,000 shares (in addition to the 8,000,000 shares available for Eligible Employee grants).

         The maximum number of shares which may be covered by options and stock appreciation rights that are granted to an individual during any calendar year can not exceed 1,000,000 shares. No more than 500,000 shares may be issued under the Plan in respect of restricted stock awards or stock bonuses for nominal or no consideration (other than shares issued in respect of compensation earned but deferred).

         As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

         The Plan will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

         Stock Options. An option is the right to purchase Common Stock at a future date at a specified price (the "Option Price"). The Company may grant Nonqualified and Incentive Stock Options under the Plan to Eligible Employees. Incentive Stock Options are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Consequences" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Committee. The Option Price per share will be determined by the Committee at the time of grant. The Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise price of, the number of shares subject to, the restrictions upon or the term of an option granted under the Plan by cancellation of an outstanding option and a subsequent re-granting of an option, by amendment, by substitution of an outstanding option, by waiver or by other legally valid means. Under the Plan, the Committee has the authority to designate in each award the effect of termination from service or employment.

         Stock Appreciation Rights. A stock appreciation right is the right to receive payment based on the appreciation in the fair market value of the Common Stock from the date of grant to the date of exercise. As determined by the Committee, such amount may be paid in cash, in shares of Common Stock or a combination thereof.

         Restricted Stock Awards. A restricted stock award is an award of a fixed number of shares of Common Stock subject to vesting requirements and other restrictions. The Committee specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares. Restricted stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period.

         Performance-Based Awards and Stock Bonuses. The Plan permits the granting of performance-based awards and stock bonuses. The amount of cash or shares or other property that may be deliverable pursuant to such a performance-based award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part thereof) or the participant as may be established by the Committee. The Committee, in its discretion, may also grant a stock bonus to any eligible employee. A stock bonus is an award of shares of Common Stock for no consideration other than past services.

         Performance-based awards may be designed to satisfy the requirements for deductibility under Section 162(m) of the Code ("Performance-Based Awards") (in addition to other awards expressly authorized under the Plan which may also qualify as performance-based under Section 162(m)). The eligible class of persons for these awards is all executive officers of the Company. The maximum number of shares of Common Stock which may be delivered pursuant to all awards that are granted as Performance-Based Awards to any participant in any calendar year may not exceed 1,000,000 shares (subject to adjustment) and the annual aggregate amount of compensation that may be paid to any participant in respect of cash-based Performance-Based Awards granted during any calendar year may not exceed $1,000,000. The performance goals for Performance-Based Awards are any one or a combination of earnings per share, return on equity, total stockholder return and cash flow. These goals are applied over performance cycles as determined by the Committee. Specific cycles and target levels of performance, as well as the award levels, are determined by the Committee not later than the applicable deadline under Section 162(m) of the Code and in any event at the time when achievement of such targets is substantially uncertain. Appropriate adjustments to goals and targets may be made by the Committee based upon objective criteria in the case of certain events that were not anticipated at the time goals were established. The Company believes that specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public. The Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under Performance-Based Awards prior to payment.

         Deferrals. The Committee may authorize the deferral of any award due under the Plan.

         Non-Employee Director Options. The non-employee director option grant program under the Plan is described above.

         Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, and performance-based awards will become payable. A Change in Control Event under the Plan generally includes (subject to certain exceptions) certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, stockholder approval of a liquidation of the Company or sale of substantially all of the Company's business and/or assets, or the acquisition, directly or indirectly, of shares amounting to more than 50% of the combined voting power in the Company by any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934).

         Termination of or Changes to the Plan. The authority to grant new awards under the Plan will terminate on September 22, 2002, unless the Board terminates the Plan prior to that time. The Board may amend the Plan at any time, except that stockholder approval is required with respect to amendments which increase the number of shares available for issuance under the Plan, materially increase the benefits accruing to participants or materially change the participation requirements.

Federal Income Tax Consequences

         With respect to Nonqualified Stock Options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. The current federal income tax consequences to the employee of other awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance-based awards generally are subject to tax at the time of payment; and unconditional stock bonuses are generally subject to tax measured by the value of the payment received; in each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income. If an award is accelerated under the Plan, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct such compensation in certain circumstances.

Specific Benefits.

         The 50,000 share non-employee director option grant limit that is to be removed from the Plan if this proposal is approved by stockholders has not previously affected option grants to non-employee directors. However, Mr. Keating has previously received option grants under the non-employee director option grant program covering an aggregate of 48,000 shares and Mr. Rentschler has previously received option grants under the non-employee director option grant program covering an aggregate of 48,000 shares. Thus, additional option grants to be made to Messrs. Keating and Rentschler under the non-employee director option grant program will (if they are re-elected to the Board in 2001 or thereafter) be limited by the non-employee director grant limit if stockholders do not approve this proposal. (That is, if this proposal is approved, Mr. Keating and Mr. Rentschler would each be granted, upon re-election to office, an option under the non-employee director option grant program covering 6,000 shares of Common Stock. If this proposal is not approved and Mr. Keating and Mr. Rentschler are re-elected to office, Mr. Keating's grant would be limited to 2,000 shares and Mr. Rentschler's grant would be limited to 2,000 shares.) No other non-employee director is expected to be affected by the non-employee director grant limit before the scheduled expiration date of the Plan. The closing price of the Company's Common Stock on the New York Stock Exchange on January 5, 2001 was $47.625 per share.

Recommendation of Your Board of Directors "FOR" the Proposal

         The Board has unanimously approved and recommends a vote FOR the proposed amendment to the Plan as described above. Stockholders should note that because each non-employee member of the Board may in the future be impacted by the proposed amendment, such non-employee directors may have a personal interest in the proposal and its approval by stockholders. (Mr. Keating's and Mr. Rentschler's personal interest in the proposal is noted above under "Specific Benefits" - future option grants to them under the non-employee director option grant program of the Plan would be limited if the proposed amendment to the Plan is not approved by stockholders.) However, the members of the Board believe that the proposed amendment to the Plan is in the best interest of the Company and its stockholders.

         Approval of the proposed amendment to the Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented, and entitled to vote, at the Annual Meeting.

                                OTHER INFORMATION

Executive Officers and Key Employees

         The following table sets forth the name, age, and current office of the executive officers and key employees of the Company, all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

Name                               Age   Title

G. Thomas Baker                    58    Chief Executive Officer, President,
                                         Chief Operating Officer, Chief Fiancial
                                         Officer and Treasurer

Robert A. Bittman                  46    Executive Vice President,
                                         Product Development

Robert M. McMonigle                56    Executive Vice President, Corporate
                                         Relations and North America
                                         Sales

Anthony Ciorciari                  53    Senior Vice President, Operations

Sara Beth Brown                    45    Senior Vice President, General Counsel,
                                         and Corporate Secretary

Randy Kirner                       54    Vice President, Human Resources

Richard Pennington                 38    Vice President, Product Management

Ward Chilton                       44    Vice President, MegaJackpots


         For a description of Mr. Baker's and Mr. Bittman's backgrounds, see "Election of Directors."

         Mr. McMonigle joined the Company as a Sales Manager in March of 1986. From April 1987 until October 1989, Mr. McMonigle was the Director of Sales for the Company and from October 1989 until September 1991, he was Vice President, Sales for the Company. From September 1991 to September 1993 he served as Executive Vice President of Sales for the Company. In October 1993, Mr.
McMonigle was promoted to Executive Vice President, Corporate Relations and North America Sales for the Company. Prior to joining the Company, from September 1984 through March 1986, Mr. McMonigle served as Regional Sales Manager at American Protective Services located in Oakland, California. From March 1979 through July 1984, Mr. McMonigle was employed by ARA Services, Inc. as Regional Vice President in Los Angeles, and prior to that was employed from 1975 to 1979 as Director of Circulation for Straight Arrow Publishing in New York, publishers of "Rolling Stone" and "Outside" magazines. Prior to that, Mr. McMonigle was with Readers Digest in Pleasantville, New York. Mr. McMonigle is a graduate of Southeast Missouri State University with a Bachelor's degree in Business Administration.

         Mr. Ciorciari joined the Company as Vice President of Operations in January 1994, with responsibility for worldwide manufacturing, procurement, corporate facilities and services. In August 1998, he was appointed Senior Vice President of Operations. Mr. Ciorciari has more than 26 years experience in U.S. and international manufacturing at Digital Equipment Company. From June 1987 through December 1993, Mr. Ciorciari was General Manager of the Digital manufacturing operations in Albuquerque, New Mexico and Chihuahua, Mexico. In this position, he was responsible for the manufacturing and supply of Digital's workstation and systems product lines. Mr. Ciorciari is currently a member of the Board of Directors for the National Association of Manufacturers in Washington, D.C. He is also a Foundation Board Member for Truckee Meadows Community College.

         Ms. Brown joined the Company in November 1999 as Vice President, General Counsel and Corporate Secretary. In October 2000, she was appointed Senior Vice President in addition to her positions as General Counsel and Corporate Secretary of the Company. From 1994 to 1999, Ms. Brown was Senior Vice President and Regional Manager of Wells Fargo Private Client Services. From 1984 to 1994, Ms. Brown was Vice President and Managing Counsel for First Interstate Bank's Legal Division for the state of Nevada. From 1981 to 1984, she practiced law in the areas of civil rights, criminal defense and plaintiff's employment law. Ms. Brown graduated from the University of Nevada, Reno in 1978 with high honors and received a degree in Journalism. She received her Juris Doctorate from McGeorge School of Law in 1981 with distinction, and is a member of the Order of the Coif. Ms. Brown serves as a Commissioner to the Governor's Commission on Economic Development, and was appointed by U.S. Senator Richard Bryan to the committee which selects Nevada's military academy appointees.

         Mr. Kirner joined the Company in October 1997 as Vice President, Human Resources. From September 1993 through September 1997, Mr. Kirner served as the Vice President, Human Resources for Wyle Electronics, an international distributor of semiconductors, computer systems and related value-added services. From 1986 to 1992, he was employed by Allergan, Inc. of Irvine, California in various capacities including Regional Sales Manager and earlier as Vice President, Human Resources for Medical Optics, a subsidiary. Prior to that, Mr. Kirner was with American Hospital Supply Corporation from 1972 to 1986. He is a Vietnam veteran having served as an officer in the U.S. Army from 1967 to 1972. Mr. Kirner received a Masters of Science from West Coast University in 1975, a Masters of Business Administration degree from Georgia State University in 1968 and his Bachelor's degree in Business Administration from North Georgia College and State University in 1967.

         Mr. Pennington joined the Company in July 1991 and has held several management positions in the finance and accounting areas of the Company. In 1997 he was promoted to Finance Director with responsibility for Credit, Cost Accounting, and Corporate Finance. In 1999, Mr. Pennington was promoted to Vice President of Product Management where he manages and coordinates the cross-functional activities and processes from product development through manufacturing, sales and service. Prior to joining the Company, Mr. Pennington was Manager of Cost Accounting at Western Digital in Irvine California, and prior to that, Manager of Accounting at Emerson Technologies LLP., an affiliate of Emerson Radio. Mr. Pennington attended California State University at Pomona where he graduated with a Bachelor of Science degree in Business Administration in 1987.

         Mr. Chilton first joined the Company in September 1986 as an Account Executive and was promoted to Manager of Megabucks in 1987. He was promoted to Director of Progressive Systems in July 1991 and held this position until December 1995. Mr. Chilton rejoined the company in April 1996 as Director of Progressive Systems and was promoted to Vice President of MegaJackpots in March of 1999. He is responsible for IGT's recurring revenue products including wide area progressives and stand-alone proprietary games. Prior to joining the Company, from November 1980 to September 1986, Mr. Chilton developed and managed real estate and was also a general partner in Frontier Investments, which owned the Red Garter Hotel and Casino in Wendover, Nevada. Mr. Chilton received a Bachelor of Science degree in Business Administration from Arizona State University in 1978 and a Masters of Science degree from Golden Gate University in 1980.

Equity Security Ownership of Management and Other Beneficial Owners

         The following table sets forth information as of January 5, 2001 with respect to the beneficial ownership of the Company's Common Stock by principal shareholders owning more than 5% known to the Company, all directors, the executive officers named in the Summary Compensation Table, and all executive officers and directors of the Company as a group. The Company has no other class of equity securities outstanding.

                                                            Shares of the Company's Common Stock
                                                                         Options
                                                                        Exercisable        Beneficially     Percent of
Name of Beneficial Owner                                Owned         within 60 days          Owned 1         Class2
------------------------                            --------------   -----------------    ---------------   -----------
G. Thomas Baker                                         123,987           530,571             654,558           .89
Robert A. Bittman                                       132,500             7,186             139,686           .19
Albert J. Crosson                                       203,186           422,000             625,186           .85
Wilbur K. Keating                                         4,718            38,667              43,385           .06
Charles N. Mathewson                                  2,557,520           994,123           3,551,643          4.85
Robert M. McMonigle                                      64,400            44,653             109,053           .15
Robert Miller                                                 0             5,334               5,334           .01
Raymond D. Pike                                          46,390                 0              46,390           .06
Frederick B. Rentschler                                  23,500             6,000              29,500           .04
Rockwell A. Schnabel                                     25,000             6,000              31,000           .04
All executive officers and directors as a group       3,249,027         2,174,721           5,423,748          7.40
    (15 persons)

Private Capital Management, Inc. 3                    7,248,717                 0           7,248,717         10.00
  3003 Tamiami Trail North
  Naples, FL 34103
Ariel Capital Management Inc4                         7,402,340                 0           7,402,340          9.87
  307 North Michigan Avenue
  Chicago, IL 60601
Pacific Financial Research, Inc.5                     6,480,300                 0           6,480,300          7.50
   9601 Wilshire Blvd., Suite 800
   Beverly Hills, CA 90210
ESL Partners, L.P., ESL Limited,                      4,491,400                 0           4,491,400          5.23
ESL Institutional Partners, L.P. 6
  One Lafayette Place
  Greenwich, CT 06830


-----------
1 Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of January 5, 2001.

2 Any securities not outstanding which are subject to options or conversion privileges which are exercisable within 60 days of January 5, 2001 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

3 As reported to the Securities and Exchange Commission on Form 13G filed on June 14, 2000, the shares are held as follows: Private Capital Management, Inc.
- 9.6%; SPS Partners, L.P. - .4%.

4 As reported to the Securities and Exchange Commission on Form 13G filed on May 9, 2000.

5 As reported to the Securities and Exchange Commission on Form 13G filed on February 11, 2000.

6 As reported to the Securities and Exchange Commission on Form 13G filed on February 14, 2000.

Executive Compensation


Summary Compensation Table

         The following table summarizes all compensation paid for fiscal 2000, 1999, and 1998, to the persons who held the position of Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Named Officers") during fiscal 2000.




                                                                   Long-Term Compensation
                                             Annual Compensation   ----------------------     All
                                             -------------------    Securities Underlying   Options           Other
 Name and Principal Position         Year   Salary($)2    Bonus($)     Options Granted3  Compensation($)4
 ---------------------------         ----   ----------    --------     ---------------   ---------------
 Charles N. Mathewson 1              2000          1     1,300,000          ---               92,676 5
  Chairman of the Board of           1999          1           ---          ---              117,507
  Directors and Chief Executive      1998          1           ---          ---                3,076
  Officer

 G. Thomas Baker 6                   2000    499,231     1,300,000          ---               80,983
  President and Chief Operating      1999    450,000       350,000          ---               69,257
  Officer                            1998    450,000       640,877       10,017               65,566

 Robert A. Bittman                   2000    300,000       300,000          ---               56,182
  Executive Vice President,          1999    300,000       200,000          ---               51,584
  Product Development                1998    286,539       350,000        5,970               46,476

 Robert M. McMonigle                 2000    237,001       220,000          ---               49,229
  Executive Vice President,          1999    225,000       175,000          ---               43,258
  Corporate Relations                1998    214,114       200,000        4,162               39,541
  North American Sales

 Raymond D. Pike 7                   2000    216,846       215,000          ---               46,339
  Executive Vice President,          1999    206,000       160,000          ---               41,242
  Corporate Development              1998    195,396       225,000        3,353               37,527


------------
1 Mr. Mathewson was Chief Executive Officer until December 2000.

2 Amounts shown includes base compensation earned and received by executive officers. No non-cash compensation was paid as salary or as a bonus during fiscal 2000.

3 Amounts represent options to purchase the number of shares of Common Stock shown.

4 Amounts shown include contributions by the Company to the accounts of the identified executive officers under the Company's qualified profit sharing plan and payment under the Company's cash sharing plan. See "Employee Incentive Plans" for a description of these plans.

5 Amount shown also includes estate planning, and health and life insurance premiums.

6 Mr. Baker was appointed Chief Executive Officer in December 2000.

7 Mr.Pike resigned as an executive officer of the Company effective December 31, 2000.


Options

         No options were granted to any Named Officer during fiscal 2000.

Aggregated Option  Exercises  In  Last  Fiscal  Year  and Fiscal Year-End Option
Values


                                                   Number of Securities           Value of Unexercised
                           Options Exercised      Underlying Unexercised          In-The-Money Options
                          Shares      Value         Options at 9/30/2000              at 9/30/20001
  Name                   Acquired    Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
  ----                   --------    --------    -----------   -------------   -----------   -------------
Charles N. Mathewson        ---        ---      1,013,541             582      $20,431,584    $   13,313
G. Thomas Baker             ---        ---        427,121         108,905      $ 8,663,052    $2,152,625
Robert A. Bittman           ---        ---          5,091           5,385      $    69,618    $   69,810
Robert M. McMonigle         ---        ---         42,380           4,732      $   959,104    $   68,559
Raymond D. Pike             ---        ---         17,190           4,089      $   341,086    $   60,221

------------
1 Market value of the underlying securities at year-end, less the exercise price of "in-the-money" options.



Employee Incentive Plans

         The Company provides the following employee incentive plans: profit sharing and 401(k) plan, cash sharing, management bonus, and non-qualified deferred compensation. Total annual contributions from operating profits for all plans were $38.6 million in fiscal 2000, $27.1 million in fiscal 1999 and $26.5 million in fiscal 1998.

         The profit sharing and 401(k) plan was adopted for the Company's employees working in the US. IGT matches 75% of an employee's contributions up to $1,000. This allows for maximum annual company matching contributions of $750 to each employee's account. Participants are 100% vested in their contributions and the Company's matching contributions. Additionally, the Company shares a portion of its' profits with eligible employees. These profit sharing contributions vest over a seven year period of employment.

         The cash sharing plan is distributed semi-annually in May and November to all U.S employees. The Company's foreign subsidiaries have similar programs. The management bonuses are paid out annually to key employees throughout the Company.

         The Company implemented a non-qualified deferred compensation plan in September 1999 to provide an unfunded incentive compensation arrangement for eligible management and highly compensated employees. Participants may elect to defer up to 50% of their annual base salary, 50% of cash sharing, 50% of discretionary management bonus and 50% of commissions with a minimum deferral of $2,000. Distributions can be paid out as short-term payments or at retirement. Retirement benefits can be paid out as a lump sum or in annual installments over a term of up to 15 years.

Employment Contracts

         G. Thomas Baker was appointed Chief Executive Officer and President of the Company effective December 6, 2000. The Company entered into a three-year employment agreement with Mr. Baker in December 2000 providing for an annual base salary of $650,000 for year one, $700,000 during year two and $750,000 during year three. In addition, for each one percent increase in operating profits before incentives over the previous fiscal year, Mr. Baker will receive a management bonus equal to 10 percent of his base salary, and he will receive 20 percent of his base salary for any increase over prior year in excess of 10 percent. The bonus calculation shall not exceed 300 percent of the base salary. In year one, the bonus shall be paid based on the full 2000-2001 fiscal year without proration. The bonus will also be payable based upon various management objectives set by the Board of Directors in consultation with Mr. Baker. Mr. Baker is also eligible to participate in the Company's profit sharing and cash sharing programs (see "Employee Incentive Plans"). Additionally, Mr. Baker was granted an option to purchase 500,000 shares of common stock of the Company at a price of $45.00 per share. The stock option vests in three equal installments upon the first, second and third anniversaries of the award.

         Robert A. Bittman was appointed Executive Vice President, Product Development of the Company effective March 18, 1996. The Company entered into a five year employment agreement with Mr. Bittman in March 1996 providing for an annual base salary of $250,000 and a one-time cash payment of $150,000, paid upon the commencement of his employment. At the end of the five year term, employment shall continue at will. Mr. Bittman is also eligible to receive annual salary increases and is eligible to participate in the Company's profit sharing, cash sharing and management bonus plans (see "Employee Incentive
Plans"). Additionally, Mr. Bittman was granted a restricted stock award for 225,000 shares at a price of $.01 per share. The award vests in three equal installments upon the second, third and fifth anniversaries of the award. The unvested shares issued to Mr. Bittman are subject to repurchase by the Company at $.01 per share if Mr. Bittman's employment terminates for certain reasons prior to the vesting of such shares.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC and the New York Stock Exchange. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on a review of the copies of such reports received by it, the Company believes that, during fiscal 2000, all filing requirements applicable to executive officers and directors were complied with.

Relationship with Independent Public Accountants

         The Company has selected Deloitte & Touche LLP as its independent accountants for the year ending September 30, 2001. A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement as well as respond to appropriate questions.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors, consisting entirely of non-employee directors, is responsible for oversight of executive compensation, review of the Company's overall compensation programs, and administration of certain incentive compensation programs.

Compensation Philosophy
         Generally, the Company's compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's short and long-term profitability, growth and return to stockholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

Executive Compensation
         The Company's management bonus plan is a cash-based incentive program, and for fiscal 2000, was based on the Company's income from operations. Individual cash bonus awards were made to the executive officers because the Committee believes such awards provide appropriate performance incentives. Individual cash bonus awards for executive officers other than the Chief Executive Officer and the President and Chief Operating Officer were determined for fiscal 2000, jointly by the Company's then Chief Executive Officer, Mr.
Mathewson, and the Company's then President and Chief Operating Officer, Mr. Baker, based on their subjective evaluation of each officer's individual performance.

         Executive officers also participate in benefit plans available to employees as described under "Employee Incentive Plans."

         The   Committee   also  uses  stock   option   awards  made  under  the
International Game Technology 1993 Stock Option Plan (the Plan)to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the Common Stock of the Company on the date of the grant, and typically vest at the rate of 20% per year over five years with exercisability dependent on continued employment.

         Sara Beth Brown received a stock option award in fiscal 2000. The Committee also periodically approves additional stock option awards for eligible individuals, including executive officers, based on a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

         To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, necessarily limit executive compensation to that which is deductible.

Chief Executive Compensation
         Mr. Mathewson became Chief Executive Officer of the Company on February 12, 1996. The Committee granted Mr. Mathewson stock options in February 1996 to acquire 1.0 million shares of the Company's Common Stock. All of such options were fully vested in December 1996. No options were granted to Mr. Mathewson in fiscal 1998, 1999 or 2000. On December 8, 1998, the Compensation Committee and Board of Directors approved the purchase of a $10 million split dollar life insurance benefit plan. Mr. Mathewson received nominal compensation of $1.00 for salary in fiscal 2000 and a management bonus in the amount of $1.3 million. The Compensation Committee determined the amount of the management bonus for Mr. Mathewson based on its subjective views of his contribution to the favorable performance of the Company in 2000 and, without an independent verification, its view about the appropriate level of compensation to him for such contributions.

                                            COMPENSATION COMMITTEE
                                            Frederick B. Rentschler, Chairman
                                            Wilbur K. Keating
                                            Robert Miller


                             AUDIT COMMITTEE REPORT

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


         The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management and has discussed certain required matters with the Company's independent auditors, in accordance with Statement of Auditing Standards No. 61.

         The Company's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000. The Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.

                                            AUDIT COMMITTEE
                                            Rockwell A. Schnabel, Chairman
                                            Wilbur K. Keating
                                            Frederick B. Rentschler

                                PERFORMANCE GRAPH


         The following graph reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in the Company's Common Stock for the five-year period from October 1, 1995 through September 30, 2000 in comparison to the Standard and Poor's 500 Composite Index and a Peer Group. The comparisons are not intended to forecast or be indicative of possible future performance of the Company's Stock.
















                                  1995    1996      1997    1998   1999    2000

International Game Technology      100     153       175     140    136     255
S & P 500                          100     120       169     184    236     267
Peer Group                         100     132       148      97     88      91


         The peer group includes Alliance Gaming Corp., Anchor Gaming, Casino Data Systems, GTECH Holdings Corp., Silicon Gaming, Inc. and WMS Industries, Inc.

                                     GENERAL

         The Company's Annual Report to Stockholders, containing audited financial statements, accompanies this Proxy Statement. A copy of the Company's most recent annual report on Form 10-K as filed with the Securities and Exchange Commission is available to shareholders upon written request, without charge. All requests should be directed to International Game Technology, Attn: Investor Relations, 9295 Prototype Drive, P.O. Box 10580, Reno, Nevada 89510-0580, telephone (775) 448-0880, fax (775) 448-1137.

         As of the date of this Proxy Statement, the Board of Directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the notice and described in this Proxy Statement. If, however, any matter incident to the conduct of the meeting or other business shall properly come before the meeting, it is intended that the proxies will be voted in respect of any such matters or other business in accordance with the best judgment of the persons acting under the proxies, and discretionary authority to do so is included in the proxy.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /S/ Sara Beth Brown
                                 Sara Beth Brown
                                 Secretary

Reno, Nevada
January 12, 2001

                                    EXHIBIT A

                          INTERNATIONAL GAME TECHNOLOGY
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                             FIRST RESTATED CHARTER


         The following will serve as a restatement of the Charter for Audit Committee of the Board of Directors of International Game Technology ("IGT"). The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of IGT and such other duties as directed by the Board. The evaluation of the findings of the independent auditors for IGT and the review of financial statements by the Audit Committee which fall within the scope of the Audit Committee's responsibility under the terms of this Charter is not to be construed as a comprehensive review of the same quality as is performed by IGT's independent auditors ("Independent Auditors"). Additionally, the review and evaluation of said financial statements by the Audit Committee will in no way substitute for the responsibilities of IGT's management for preparing, or of the Independent Auditors for auditing the company's financial statements.

I.       Membership  of   the Audit  Committee. The  membership  of  the   Audit
         Committee shall be selected in accordance with the following criteria:

         1. The Audit Committee shall consist of a minimum of three (3) members of the Board of Directors of International Game Technology. Each member shall be free of any relationship that, in the opinion of the Board would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange;

         2. The members of the Audit Committee must be financially literate, as determined by the Board of Directors, or become financially literate within a reasonable time of assuming a position on the Audit Committee; and

         3. A minimum of one (1) member of the Audit Committee must have accounting or financial management experience, as determined by the Board of Directors.

II. Scope of Responsibilities. The Audit Committee will be charged with the following responsibilities:


         1. Select, employ the services of, evaluate and if necessary terminate the services of the Independent Auditors. The Independent Auditors will be accountable to the Audit Committee and the Board of Directors of IGT;

         2.       Establish   and    monitor   procedures  to ensure the ongoing
                  independence and integrity of the Independent Auditors, and take appropriate action to ensure such independence;

         3. Review the findings of the Independent Auditors to assure clarity, accuracy and completeness, and to assure that the financial statements are suitable for inclusion in the company's SEC Forms 10-Q quarterly filings and SEC Forms 10-K annual filings;

         4. Prepare an annual report to the Board of Directors of IGT to be included in IGT's annual proxy statement stating that the Audit Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the Independent Auditors the matters required to be discussed in accordance with Statement on Auditing Standards No. 61 (relating to the conduct of the audit); (iii) has received disclosures from the Independent Auditors regarding the auditors' independence as required by Independent Standards Board Standard No.1; and (iv) recommends that the annual financial statements as audited by the Independent Auditors be included in the company's SEC Form
                  10-K. The annual Audit Committee   report   described  herein
                  shall also state whether anything has come to the attention of the Audit Committee which would lead its members to believe that any information provided in the audited financial statements contains false or misleading statements, or if the omission of a material fact in the financial statements caused them to be erroneous and/or misleading.

         The Audit Committee shall review this Charter annually to determine whether modifications are required to assure its adequacy and comprehensiveness, and report all of its findings to the Board of Directors.

 Map to IGT
    [GRAPHIC OMITTED] [GRAPHIC OMITTED]

                                   EXHIBIT B

                          INTERNATIONAL GAME TECHNOLOGY
                             1993 STOCK OPTION PLAN

            (Amended and Restated Effective as of August 27, 1996) (Composite Plan Document Incorporating Amendments 1998-I and 1998-II)

                            I. THE PLAN

1.1      Purpose

         The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. "Corporation" means International Game Technology, a Nevada corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

1.2      Administration and Authorization; Power and Procedure

(a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

  (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

  (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

  (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

  (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

  (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

  (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

  (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article VII relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating.

(c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.

1.3      Participation

         Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Options except for Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article VII.

1.4      Shares Available for Awards; Share Limits

         Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

(a) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards, including Incentive Stock Options, granted to Eligible Employees under this Plan shall not exceed 8,000,000 shares. The maximum number of shares of Common Stock that may be delivered to Non-Employee Directors in respect of Options granted under the provisions of Article VII shall not exceed 500,000 shares. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock that may be delivered to Participants in respect of time-based Restricted Stock Awards and Stock Bonuses granted, for nominal or no consideration other than the amount of the par value thereof, under the provisions of Article IV and Section 5.3, respectively, shall not exceed 500,000 shares in the aggregate. The limit in the foregoing sentence shall not apply to shares delivered in respect of compensation earned but deferred. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by Section 6.2.

(b) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the applicable share limit(s) under Section 1.4(a). Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5      Grant of Awards

         Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6      Award Period

         Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7      Limitations on Exercise and Vesting of Awards

(a) Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with the required any payment made in accordance with
Section 2.2(b) or 7.3, as the case may be.

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8      Acceptance of Notes to Finance Exercise

         The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

(c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

(d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Employee Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Employee Participant subsequent to such termination.

(e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

(f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.9      No Transferability

(a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

(c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

  (i)    transfers to the Corporation,

  (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

  (iii)  transfers pursuant to a QDRO if approved or ratified by the Committee,

  (iv) if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

  (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

(d) Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

                              II. EMPLOYEE OPTIONS

2.1      Grants

         One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

2.2       Option Price

(a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Option is granted, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the Award Date.

(b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3      Limitations on Grant and Terms of Incentive Stock Options

(a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b) Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4      Limits on 10% Holders

         No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5      Cancellation and Regrant/Waiver of Restrictions

         Subject to Section 1.4 and Section 6.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

                         III. STOCK APPRECIATION RIGHTS

3.1      Grants

         In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Employee either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2      Exercise of Stock Appreciation Rights

(a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

(b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, the number of underlying shares of Common Stock therefore subject to a related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

(c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

3.3      Payment

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

  (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

  (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

                          IV. RESTRICTED STOCK AWARDS

4.1      Grants

         The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent to which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2      Restrictions

(a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

(c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

4.3      Return to the Corporation

         Unless the Committee otherwise expressly provides, restricted shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

                 V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1      Grants of Performance Share Awards.

         The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

5.2      Special Performance-Based Share Awards.

         Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

(a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

(b)  Performance  Goal   Alternatives.   The  specific   performance  goals  for
Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the

Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

(c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 1,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section
6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

(d)  Committee  Certification.  Before any  Performance-Based  Award  under this
Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance
Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

(e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under
Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

5.3      Grants of Stock Bonuses.

         The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4      Deferred Payments.

         The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

                              VI. OTHER PROVISIONS

6.1      Rights of Eligible Employees, Participants and Beneficiaries

(a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2      Adjustments; Acceleration

(a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock on a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of
(i) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto.

(b) Acceleration of Awards Upon Change in Control. As to any Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation, Section 422 of the Code.

(c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article VII) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

6.3      Effect of Termination of Employment

         The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

6.4      Compliance with Laws

         This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

6.5      Tax Withholding

(a) Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

(b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

6.6      Plan Amendment, Termination and Suspension

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Stockholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

(c) Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7      Privileges of Stock Ownership

         Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholders for which a record date is prior to such date of delivery.

6.8      Effective Date of the Plan

         This Plan was originally effective as of September 22, 1992 ("Effective Date"), the date of Board approval, and was subject to stockholder approval within 12 months thereafter. The Plan is hereby amended and restated in its entirety, effective as of August 27, 1996.

6.9      Term of the Plan

         No Award shall be granted more than ten years after the Effective Date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

6.10     Governing Law; Construction; Severability

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)      Plan Construction.

  (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

  (2) Section 162(m). It is the further intent of the Company that Options and Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of the Plan that are granted to or held by a
        Section 16 Person shall qualify as performance-based compensation under
        Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

6.11     Captions

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

6.12     Effect of Change of Subsidiary Status

         For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

6.13     Non-Exclusivity of Plan

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                       VII. NON-EMPLOYEE DIRECTOR OPTIONS

7.1      Participation

         Options under this Article VII shall be made only to Non-Employee Directors.

7.2      Annual Option Grants

(a) Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board of Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 10,000 shares.

(b) Subsequent Annual Options. In each calendar year during the term of the Plan, commencing in 1994, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 4,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election). In addition, subject to stockholder approval at the 1997 Annual Stockholders Meeting, each person who is a Non-Employee Director on August 27, 1996 shall be granted on a one-time basis without further action on Option to purchase 2,000 shares of Common Stock (the Award Date of which shall be August 27, 1996, the date of Board approval of this amendment). Furthermore, notwithstanding the first sentence of this subsection (b), but subject to stockholder approval at the 1997 Annual Stockholders Meeting, in each calendar year during the remaining term of the Plan, (commencing in 1997), the grant described in the first sentence of this subsection shall not be made and instead there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 6,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election).

(c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than 50,000 shares on exercise of all Options optioned under this Section 7.2.

7.3      Option Price

         The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

7.4      Option Period and Exercisability

         Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall become exercisable at the rate of 33-1/3% per year, on the first, second and third anniversaries of the Award Date.

7.5      Termination of Directorship

         If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

7.6      Adjustments

         Options granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

7.7      Acceleration Upon a Change in Control Event

         Upon the occurrence of a Change in Control Event, each Option granted under Section 7.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                               VIII. DEFINITIONS

8.1      Definitions

(a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

(d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f) "Board" shall mean the Board of Directors of the Corporation.

(g) "Cash-Based Awards" shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

(h) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

(i) "Change in Control Event" shall mean any of the following:

   (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

   (2) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization):

   (3) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

   (4) Any "person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

   (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

(j) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k)  "Commission" shall mean the Securities and Exchange Commission.

(l) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code be an "outside director" within the meaning of Code Section 162(m) and (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 under the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

(m) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.
(n) "Company" shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

(o)  "Corporation"   shall  mean   International   Game  Technology,   a  Nevada
corporation, and its successors.

(p) "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

(q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

(r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(s) "Fair Market Value" or any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization, or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

(u) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

(v) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w) "Non-Employee Director Participant" shall mean a Non-Employee Director who has been granted an Option under the provisions of Article VII.

(x) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

(y) "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan and a Non-Employee Director who has been received an Option under Article VII of this Plan.

(z) "Performance-Based Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(aa) "Performance Goals" shall mean EPS or ROE or Cash Flow or Total Stockholder Return, and "Performance Goals" means any combination thereof.

(bb) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(cc) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(dd)  "Plan" shall mean this 1993 Stock Option Plan, as amended and restated.

(ee)  "QDRO"  shall  mean a  qualified  domestic  relations  order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

(ff) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

(gg) "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(hh) "Retirement" shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

(ii) "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common shareholders equity.

(jj) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

(kk) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

(ll) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

(mm) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

(nn) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(oo) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(pp) "Total Disability" shall mean a "permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

(qq) "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measures on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

                          INTERNATIONAL GAME TECHNOLOGY
                             1993 STOCK OPTION PLAN

             (Amended and Restated Effective as of August 27, 1996) (Composite Plan Document Incorporating Amendments 1998-I and 1998-II)

                                TABLE OF CONTENTS

                                                                          Page


                                             -i-

I.    THE PLAN..............................................................1
      1.1      Purpose......................................................1
      1.2      Administration and Authorization; Power and Procedure........1
      1.3      Participation................................................2
      1.4      Shares Available for Awards; Share Limits....................3
      1.5      Grant of Awards..............................................3
      1.6      Award Period.................................................4
      1.7      Limitations on Exercise and Vesting of Awards................4
      1.8      Acceptance of Notes to Finance Exercise......................4
      1.9      No Transferability...........................................5

II.   EMPLOYEE OPTIONS......................................................6
      2.1      Grants.......................................................6
      2.2      Option Price.................................................6
      2.3      Limitations on Grant and Terms of Incentive Stock Options....6
      2.4      Limits on 10% Holders........................................7
      2.5      Cancellation and Regrant/Waiver of Restrictions..............7

III.  STOCK APPRECIATION RIGHTS.............................................7
      3.1      Grants.......................................................7
      3.2      Exercise of Stock Appreciation Rights........................8
      3.3      Payment......................................................8

IV.   RESTRICTED STOCK AWARDS...............................................8
      4.1      Grants.......................................................8
      4.2      Restrictions.................................................9
      4.3      Return to the Corporation....................................9

V.    PERFORMANCE SHARE AWARDS AND STOCK BONUSES............................9
      5.1      Grants of Performance Share Awards...........................9
      5.2      Special Performance-Based Share Awards......................10
      5.3      Grants of Stock Bonuses.....................................11
      5.4      Deferred Payments...........................................11

VI.   OTHER PROVISIONS.....................................................12
      6.1      Rights of Eligible Employees, Participants and
               Beneficiaries...............................................12
      6.2      Adjustments; Acceleration...................................12
      6.3      Effect of Termination of Employment.........................13
      6.4      Compliance with Laws........................................14
      6.5      Tax Withholding.............................................14
      6.6      Plan Amendment, Termination and Suspension..................14
      6.7      Privileges of Stock Ownership...............................15
      6.8      Effective Date of the Plan..................................15
      6.9      Term of the Plan............................................15
      6.10     Governing Law; Construction; Severability...................16

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                            TABLE OF CONTENTS
                               (continued)



      6.11     Captions....................................................16
      6.12     Effect of Change of Subsidiary Status.......................16
      6.13     Non-Exclusivity of Plan.....................................16

VII.  NON-EMPLOYEE DIRECTOR OPTIONS........................................17
      7.1      Participation...............................................17
      7.2      Annual Option Grants........................................17
      7.3      Option Price................................................17
      7.4      Option Period and Exercisability............................18
      7.5      Termination of Directorship.................................18
      7.6      Adjustments.................................................18
      7.7      Acceleration Upon a Change in Control Event.................18

VIII. DEFINITIONS..........................................................18
      8.1      Definitions.................................................18